                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this registration statement on Form N-14 (the "N-14 Registration Statement") of our reports dated December 21, 2000, relating to the October 31, 2000 financial statements and financial highlights of J.P. Morgan Institutional Global Strategic Income Fund and the financial statements and supplemental data of The Global Strategic Income Portfolio, which appear in the October 31, 2000 Annual Reports to Shareholders, which are also incorporated by reference into the N-14 Registration Statement. We also consent to the references to us under the headings "Certain Arrangements with Service Providers- Other Services," "Accountants," "Financial Statements and Experts" and "Financial Statements" in such Registration Statement.

We also consent to the references to us under the headings "Financial Highlights," "Independent Accountants" and "Financial Statements" in J.P. Morgan Institutional Global Strategic Income Fund's registration statement on Form N-1A, dated March 1, 2001, which is incorporated by reference into this N-14 Registration Statement.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
April 12, 2001

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Combined Prospectus/Proxy Statement and Statement of Additional Information constituting parts of this registration statement on Form N-14 (the "N-14 Registration Statement") of our reports dated December 21, 2000, relating to the October 31, 2000 financial statements and financial highlights of J.P. Morgan Global Strategic Income Fund and the financial statements and supplemental data of The Global Strategic Income Portfolio, which appear in the October 31, 2000 Annual Reports to Shareholders, which are also incorporated by reference into the N-14 Registration Statement. We also consent to the references to us under the headings "Certain Arrangements with Service Providers- Other Services," "Accountants," "Financial Statements and Experts" and "Financial Statements" in such Registration Statement.

We also consent to the references to us under the headings "Financial Highlights," "Independent Accountants" and "Financial Statements" in J.P. Morgan Global Strategic Income Fund's registration statement on Form N-1A, dated March 1, 2001, which is incorporated by reference into this N-14 Registration Statement.




PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036
April 12, 2001